UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-12

                                   PHAZAR CORP
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_| Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(4) Date Filed:

                                   PHAZAR CORP
                               101 SE 25th Avenue
                           Mineral Wells, Texas 76067

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:     Tuesday, October 13, 2009

Time:     10:00 a.m. CDT

Place:    National Depository Office
          405 W. Loop 820 South
          Suite 100
          Fort Worth, Texas

Purpose: To elect five directors to serve for the ensuing year and until their respective successors are elected

          To ratify the appointment of Weaver and Tidwell, L.L.P. as the independent public auditors for FY 2010

          To ratify the adoption of the PHAZAR CORP 2009 Equity Incentive Plan ("Plan") which was adopted by the Board of Directors on April 8, 2009 and the issuance of up to 273,600 $.01 par value common shares pursuant to the 2009 Equity Incentive Plan

          To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Record    You may vote if you were a stockholder of record of our common stock
Date:     on September 2, 2009.

Proxy     Your vote is important. You may vote in one of two ways: (1) in person
Voting: at the meeting, or (2)by signing, dating and returning your proxy card to the Company.

                                       On behalf of the Board of Directors


                                       /s/ Garland P. Asher
                                       ----------------------------------------
                                       Garland P. Asher
                                       Chairman

Mineral Wells, Texas
September 11, 2009










PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                        Page 1 of 34

                                 PROXY STATEMENT

     Your proxy is being solicited by the Board of Directors of PHAZAR CORP, a Delaware corporation, for use at the 2009 Annual Meeting of the Stockholders. The Annual Meeting will be held on Tuesday, October 13, 2009, at 10 AM. CDT, at National Depository Office, 405 W. Loop 820 South, Suite 100, Fort Worth, Texas. This proxy statement and the accompanying proxy card contain information about the items you will vote on at the annual meeting. We will begin mailing these documents to stockholders on or about September 11, 2009.


                     FREQUENTLY ASKED QUESTIONS AND ANSWERS

What is the purpose of the annual meeting?

     At the annual meeting, stockholders will vote upon the matters described in the accompanying notice of meeting. Although the Board of Directors knows of no other business to come before the annual meeting, the person named in the proxy card intends to vote on any such new matters in accordance with their best judgment. Adjournments and postponements of the annual meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of common stock representing a majority of the vote present in person or by proxy at the annual meeting, whether or not a quorum exists, without further notice other than by an announcement made at the annual meeting.

Why am I receiving this Proxy Statement?

     You are receiving this proxy statement and the enclosed proxy card because you owned shares of common stock of PHAZAR CORP on September 2, 2009, the record date. This Proxy Statement describes the proposals on which you, as a stockholder, may vote. It also gives you information on this proposal and certain other information in order that you may make an informed decision.

What does it mean if I receive more than one proxy card?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to be certain that all your shares are voted. You may wish to consider consolidating as many accounts as possible under the same name and address. We recommend that you contact PHAZAR CORP's transfer agent, Computershare Investor Services, L.L.C., P.O. Box 2000, Bedford Park, IL. 60499-9910, to assist you in combining multiple accounts that you may have.

Who may vote and how many votes do I have?

     You may vote in person at the Annual Meeting, or vote by proxy, if you owned shares of PHAZAR CORP's common stock at the close of business on the record date, September 2, 2009. Each share of common stock that you owned on the record date entitles you to one vote on each proposal that is voted on by the stockholders. On the record date, there were 2,298,337 shares of common stock outstanding.

How do I vote before the meeting?


PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                        Page 2 of 34

     You may vote before the meeting, as explained in the detailed instructions on your proxy card by completing, signing and returning the enclosed proxy card provided with this proxy statement.

How does the Board of Directors recommend that I vote?

     The Board of Directors recommends that you vote your shares "FOR" each of the items on the accompanying Notice of Annual Meeting of Stockholders.

Can I vote at the Annual Meeting?

     Shares registered directly in your name as the stockholder of record may be voted in person at the Annual Meeting. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may still vote your shares in person at the meeting, even if you have previously voted by proxy, by revoking your proxy.

Will my shares be voted if I do not sign and return my proxy card?

     If your shares are registered in your name and you do not sign and return your proxy card nor attend the meeting in person, your shares will not be voted.

Can I change my mind after I have voted?

     You may revoke your proxy (that is, cancel it) and change your vote at any time prior to the Annual Meeting by:

     o Completing, signing and returning another proxy card that is dated after the date of your earlier proxy card. Only the latest proxy card will be counted.

     o Sending a written notice to our Corporate Secretary that you are revoking your proxy. Such notice must be received prior to the Annual Meeting.

     o   Attending the Annual Meeting and voting in person.

If you do not properly revoke your proxy, the previously submitted properly executed proxy will be voted as you specified in your earlier proxy.

What is the effect of signing and returning my proxy card?

     When you sign and return the proxy card, you appoint Garland P. Asher as your representative at the Annual Meeting. Mr. Asher will vote your shares at the Annual Meeting as you have instructed them on your proxy card. In this way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance of the Annual Meeting just in case your plans change. You may vote in person at the Annual Meeting, even if you have already sent in your proxy card.

     If you sign and return your proxy card, but do not indicate on the proxy card how you want your votes cast, Mr. Asher will vote your shares FOR all of the nominees for director and FOR each of the items on the accompanying notice of meeting.


PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                        Page 3 of 34

How will votes be counted?

         The Corporate Secretary will tabulate the votes.

How many votes are needed to hold the Annual Meeting and properly conduct business?

     In order to hold the Annual Meeting and properly conduct business, a quorum, or a majority of the shares entitled to vote as of September 2, 2009, must be present at the meeting. Shares will be counted as present at the meeting if the stockholder is either present in person at the meeting or has properly submitted a proxy card.

How many votes are needed to elect directors?

     All nominees receiving a plurality of affirmative votes of the shares of PHAZAR CORP's common stock will be elected as directors. Cumulative voting is not permitted. You may vote "FOR" all of the nominees or you may "WITHHOLD AUTHORITY" to vote for a particular nominee or nominees. Unless you mark "WITHHOLD AUTHORITY" to vote for a particular nominee or nominees, your proxy will be voted "FOR" each of the director nominees named in this proxy statement. Abstentions will not be counted for this purpose.

Do the Directors attend the Annual Meeting?

     It is our policy that all directors attend our Annual Meetings, and all directors, subject to illness or an unavoidable schedule conflict, are expected to attend the 2009 Annual Meeting. If necessary, we will allow directors to attend our Annual Meeting via telephone.

How many votes are required to approve other matters that may come before the stockholders at the meeting?

     An affirmative vote of a majority of the votes cast at the Annual Meeting is required for all items presented. Abstentions are counted as votes cast, and therefore have the same effect as votes cast against the approval of any of these items.

How many shares can be voted at the Annual Meeting?

     As of the record date, there were 2,298,337 shares of common stock outstanding.

Who pays for the solicitation of proxies?

         PHAZAR CORP will pay the cost of soliciting proxies.

What should I do if I have questions about the Annual Meeting or the proxy?

     If you have questions about the Annual Meeting or your proxy, please contact Deborah Inzer, Secretary, 101 SE 25th Avenue, Mineral Wells, Texas 76067, phone number (940) 325-3301.




PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                        Page 4 of 34

                             BUSINESS OF THE MEETING

     There  are  three  matters  being  presented  for   consideration   by  the
stockholders at the Annual meeting.

                        PROPOSAL 1: ELECTION OF DIRECTORS

General

     PHAZAR CORP's Bylaws provide that at each annual meeting of stockholders, the directors be elected by a plurality vote (cumulative voting is not permitted) for a term ending with the next annual meeting and such directors shall hold office until their successors are elected and qualified.

     All of the proposed directors are incumbents. The Board of Directors recommends their election.

     Each nominee has consented to being named as a nominee and to serve, if elected. While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more are unable to do so, the proxies will be voted for substitute nominees selected by our Board of Directors.

                      INFORMATION WITH RESPECT TO NOMINEES

         The following sets forth certain information with respect to director nominees, all of whom are current board members.

                              Nominees for Director

Garland P. Asher  Chairman.  Mr. Asher was  appointed  Chairman,  President  and
(Age 65)          Chief  Executive  Officer of PHAZAR CORP on September 9, 2008.
                  Mr. Asher served from December, 2006 to August 2008 as a Director and Chairman of the Audit Committee of Universal Power Group, Inc., a power equipment and battery distributor. Mr. Asher has served as a member of the City of Fort Worth Audit Committee from 2006 to 2008. Mr. Asher served as President and COO of Integration Concepts, Inc., a healthcare software company, from September 1999 through June 2004.

Gary W. Havener   Director.  Mr.  Havener served as the President of PHAZAR CORP
(Age 69)          from January 1992 until October 1999.  Mr.  Havener  served as the  President of Antenna  Products  Corporation  from January
                  1996 until April 1999. Mr. Havener served as President and CEO of PHAZAR CORP and President of Tumche Corp. and Thirco, Inc.
                  from June 2000 until October 2006. Mr. Havener also served as sole director of Antenna Products Corporation, Phazar Antenna
                  Corp., Tumche Corp. and Thirco, Inc. until October 2006. Since
                  December 1984, Mr. Havener has served as the President of Sinan Corp., an investment company. Sinan Corp. is not a parent, subsidiary or affiliate of the Company.





PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                        Page 5 of 34

R. Allen Wahl     Director. Mr. Wahl was President and COO of Valmont Industries
(Age 81)          until 1985.  The principal  business of Valmont  Industries is manufacturing steel tubular poles and towers for the lighting, electrical transmission and communication industries. Mr. Wahl has been an independent business consultant since 1985.

James Kenney      Director.  Mr.  Kenney has served as an account  executive  at
(Age 68)          Baldwin Anthony  Securities,  Inc. since  February,  2009. Mr.
                  Kenney  served as Executive  Vice  President  and owner of San
                  Jacinto Securities, an institutional stock brokerage firm from 1993 until February, 2009.

Dennis M. Maunder Director. Mr. Maunder served as Vice President,  Controller of
(Age 58) Allegiance Telecom, Inc., from September 1997 through February 2000. Allegiance Telecom, Inc. was a local exchange carrier, essentially a telephone company. In June, 2002, Allegiance Telecom acquired Shared Technologies Inc. In May 2003, Allegiance Telecom and its subsidiaries, including Shared Technologies Inc. filed Chapter 11 bankruptcy. In the spring of 2004, Shared Technologies Inc. under an approved plan of reorganization emerged from bankruptcy. Mr. Maunder served as the Chief Financial Officer of Shared Technologies Inc., a nationwide supplier of telecommunications equipment from March 2004 until October 2006. Mr. Maunder is currently active in livestock breeding; participating in charitable pursuits; and investing activities.


   The Board of Directors recommends a vote FOR the election of the foregoing nominees as the Board of Directors of PHAZAR CORP.

Vote Required

     The foregoing nominees shall be elected to PHAZAR CORP's Board of Directors by a plurality of the shares of PHAZAR CORP's common stock, present in person or represented by proxy, and entitled to be voted at the meeting.

                 PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS


     On April 22, 1999, the Board of Directors of PHAZAR CORP (the "Company") adopted a resolution appointing Weaver and Tidwell, L.L.P., 1600 West Seventh Street, Suite 300, Fort Worth, Texas 76102 as the Company's principal accounting firm to audit the Company's financial statements.

     Subject to ratification by the stockholders, the Board of Directors appointed Weaver and Tidwell, L.L.P., independent auditors, to serve for the fiscal year ending May 31, 2010.

     Weaver and Tidwell, L.L.P. has informed management that it will send a representative to the Annual Meeting and that such representative may make a statement to the meeting if he so desires and will be available to answer any questions that might arise in connection with the audit of the Company and its subsidiaries.


PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                        Page 6 of 34

     The Board of Directors recommends a vote FOR the approval and ratification of the above-referenced appointment of independent auditors.

Vote Required

     The approval of the issuance of the above-described appointment of independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting. The number of shares of common stock that may be voted on this proposal is the 2,298,337 shares of common stock outstanding on the record date.

        PROPOSAL 3: TO RATIFY THE ADOPTION OF THE PHAZAR CORP 2009 EQUITY
       INCENTIVE PLAN AND ISSUANCE OF UP TO 273,600 $.01 PAR VALUE COMMON
          STOCK AS STATED IN THE PHAZAR CORP 2009 EQUITY INCENTIVE PLAN


     On April 8, 2009, the Board of Directors of PHAZAR CORP (the "Company") adopted the 2009 Equity Incentive Plan ("Plan") and on April 27, 2009 the 2009 Plan was attached as Exhibit 10.1 in the Company's Form S-8 filed with the Securities and Exchange Commission (See attached copy of the 2009 Equity Incentive Plan).

Purpose

     The purpose of the Plan is to provide incentives to attract, retain and motivate eligible participants whose present and potential contributions are important to the success of the Company and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, the right to purchase Common Stock and Stock Bonuses. Options granted under the 2009 Plan may be either incentive stock options or non-statutory stock options. The Company must obtain shareholder approval for the 2009 Plan by no later than April 8, 2010 (twelve months from the date of the plan) in order for any options granted under the plan to qualify as an incentive stock option.


Underlying Shares

     A total of 273,600 common shares are reserved for issuance under the 2009 Equity Incentive Plan and available for option grants, subject to adjustments provided in the 2009 Plan. If any options granted under the plan are forfeited for any reason before they have been exercised, vested or exercised in full, the unused shares subject to those expired, terminated or forfeited options will again be available for purposes of the plan. No options may be granted after April 8, 2020 the termination date for the plan.

Administration and Amendment to Plan

     The Plan will be administered and interpreted by the Board of Directors. The Plan may be amended or terminated in any respect, provided, however, that the Board of Directors will not, amend the Plan in any manner that requires shareholder approval without such approval.

     Shareholders are being asked to ratify the 2009 Plan. As of the record date the Company has not granted any options to purchase shares of common stock under the 2009 Incentive Stock Option Plan.

PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                        Page 7 of 34

     The Board of Directors recommends a vote FOR the approval and ratification of the Amendment to the Certificate of Incorporation.

Vote Required

     The  approval  of  the  issuance  of  the   above-described   approval  and
ratification of the PHAZAR CORP 2009 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting. The number of shares of common stock that may be voted on this proposal is the 2,298,337 shares of common stock outstanding on the record date.

           MATTERS RELATING TO CORPORATE GOVERNANCE, BOARD STRUCTURE,
                   DIRECTOR COMPENSATION AND STOCK OWNERSHIP

Code of Ethics

         We have adopted a code of ethics that applies to all of our officers and directors. Our code of ethics has previously been filed as an exhibit to our annual report on Form 10-KSB for the year ended May 31, 2004. The text of our code of ethics is also available to stockholders on the Company's website, www.phazarcorp.com.

Director Independence

     Effective May 31, 2009, Mr. Clark D. Wraight resigned as a Director of PHAZAR CORP and all officer positions per the Form 8-K filed May 13, 2009. Previously, on December 16, 2008, NASDAQ gave notice to the Company of non-compliance with listing standards due to lacking a majority of independent directors and provided until October 14, 2009 to return to compliance. With Mr. Wraight's resignation as a director, the Company now has a majority of independent directors and has obtained compliance with the number of independent directors listing standard.

     The board has determined that all the current members of the Board of Directors are independent with the exception of Gary W. Havener and Garland P. Asher. All directors serving on committees are independent.

Policy Regarding Director Attendance at Annual Stockholders Meetings

     The Board of Directors encourages directors to attend the Company's Annual Meeting of Stockholders, whether or not a meeting of the Board of Directors is scheduled for the same date of the Annual Meeting. Six of the members of the Board of Directors attended the Company's Annual Meeting in 2008.

Board Meetings and Committees

     The Board of Directors of the Company held nine meetings in the fiscal year ended May 31, 2009.

     As partial consideration for attending the PHAZAR CORP Board of Directors' meetings, Gary W. Havener, Clark D. Wraight, James Kenney, R. Allen Wahl, Garland P. Asher and Dennis Maunder each received 1,600 shares of PHAZAR CORP common stock and the Company accrued a liability of an additional 200 shares each in unissued stock to these Directors. James Miles received 200 shares of PHAZAR CORP common stock. Also, as partial consideration for attending the

PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                        Page 8 of 34

PHAZAR CORP Audit Committee meetings, James Kenney and Dennis Maunder each received an additional 800 shares of PHAZAR CORP common stock. R. Allen Wahl received an additional 700 shares of PHAZAR CORP common stock and Garland P. Asher received an additional 400 shares of PHAZAR CORP common stock. The Company also accrued a liability of an additional 100 shares each in unissued stock to these directors for an audit committee meeting.

     All the issued shares referenced in the preceding paragraph were included in a now-effective Form S-3 registration statement filed with the Securities and Exchange Commission on April 24, 2009. The Company anticipates that the accrued but unissued shares will be issued shortly after shareholder approval of its 2009 Equity Compensation Plan and may be included as shares issued under a Form S-8 registration statement filed with the Securities and Exchange Commission on April 27, 2009.

Compensation of Directors

     Compensation for PHAZAR CORP Board members is set at $500 plus 200 shares of PHAZAR CORP common stock for each board meeting attended. Compensation for PHAZAR CORP audit committee member is set at $250 plus 100 shares of PHAZAR CORP common stock for each audit committee meeting attended. Due to the small number of shares involved as compensation for each meeting, the Company may seek to mitigate share issuance and transferability costs by accruing the liability to issue shares and then issuing share certificates for the accrued shares periodically or as demanded by the relevant director.

     The following table provides certain summary information with respect to the named director, compensation information inclusive of fees paid to and shares awarded to, all directors of the Company for fiscal year ended May 31, 2009.


























PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                        Page 9 of 34

-------- ------- -------- ------- ---------- ------------ ------- --------
                                  Non Equity Nonqualified
          Fees                    Incentive    Deferred     All
         Earned                    Plan        Compen-     Other
         or Paid Stock    Options  Compen-     sation     Compen-
 Name    in Cash Awards   Awards    sation    Earnings    sation   Total
-------- ------- -------- ------- ---------- ------------ ------- --------
James    $  500  $ 1,190  $   0    $     0    $      0    $    0  $ 1,690
Miles
-------- ------  -------  ------- ---------- ------------ ------  -------
Clark D. $4,500  $ 7,308  $   0    $     0    $      0    $    0  $11,808
-------- ------  -------  ------- ---------- ------------ ------  -------
R. Allen $6,500  $10,271  $   0    $     0    $      0    $    0  $16,771
Wahl
-------- ------  -------  ------- ---------- ------------ ------  -------
James    $6,750  $10,873  $   0    $     0    $      0    $    0  $17,623
Kenney
-------- ------  -------  ------- ---------- ------------ ------  -------
Gary W.  $4,500  $ 7,308  $   0    $     0    $      0    $    0  $11,808
Havener
-------- ------  -------  ------- ---------- ------------ ------  -------
Dennis   $6,750  $10,873  $   0    $     0    $      0    $    0  $17,623
Maunder
-------- ------  -------  ------- ---------- ------------ ------  -------
Garland  $5,500  $ 9,560  $   0    $     0    $      0    $9,380  $24,440
Asher
-------- ------  -------  ------- ---------- ------------ ------  -------

      The Audit Committee members are Mr. Wahl, Mr. Kenney, and Mr. Maunder

Certain Relationships and Related Party Transactions

     During the fiscal year ended May 31, 2009, we did not enter into any transactions with any of our officers, directors or shareholders owning 5% or more of our common stock or any immediate family members of such persons in which the amount involved exceeded $120,000. In addition, we are not currently planning to enter into any such transaction or series of similar transactions.

Director Nomination Process

     On November 2, 2005 the Board of Directors adopted resolutions establishing a nominating committee and approved a nominating committee formal written charter. The nominating committee did not meet during fiscal year 2009, however the committee did meet on August 12, 2009 to recommend re-election of the existing five directors to serve for the ensuing year and until their respective successors are elected. A copy of the nominating committee's charter is available to stockholders on the Company's website, www.phazarcorp.com. The nominating committee uses established policies and procedures for director nominations. The committee identifies potential director candidates from a variety of sources, including recommendations from current Directors or management, recommendations of security holders, or any other source that the committee has deemed appropriate. In considering candidates for the Board of Directors, the committee evaluates the entirety of each candidate's credentials, such as (i) business or other relevant experience; (ii) expertise, skills and knowledge; (iii) integrity and reputation; (iv) the extent to which the

PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                       Page 10 of 34
candidate will enhance the objective of having directors with diverse viewpoints and backgrounds, (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized board committees (such as the Audit Committee).

     The nominating committee will consider recommendations for director candidates submitted in good faith by stockholders of the Company. A stockholder recommending an individual for consideration by the nominating committee must provide (i) evidence in accordance with Rule 14a-8 of the Exchange Act of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director and (iv) all information regarding the candidate(s) and the stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years. Stockholders should send the required information to the Company at 101 S.E. 25th Avenue, Mineral Wells, Texas 76067, Attention: Corporate Secretary.

Nominees for Election at the 2009 Annual Meeting

     No  nominee  for  election  to the board of  directors  at our 2009  Annual
Meeting  of   Shareholders   was   recommended  by  shareholders  or  groups  of
shareholders owning more than 5% of our common stock.

Security Ownership

     The following table sets forth the beneficial ownership of the Company's Common Stock as of September 2, 2009, (a) by each director and nominee, (b) by the named executive officers, and (c) by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock and (d) all directors and executive officers as a group.

Name and Address          Shares Owned Directly                 Percent of
of Beneficial Owners (1)  and Indirectly                        Class (2)
------------------------  ---------------------                 ----------
Gary W. Havener   (3)     149,850                               6.52%
Sinan Corp.
P.O. Box 121969
Fort Worth, TX 76121

R. Allen Wahl               6,600                               0.29%
13 Collinway Place
Dallas, TX 75230

James Kenney                8,500                               0.37%
4131 N. Central Expressway,
Suite 930
Dallas, TX 75204

Dennis Maunder              5,800                               0.25%
401 Baker Cutoff Road
Weatherford, TX 76087


PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                       Page 11 of 34

Garland P. Asher           28,262                               1.23%
101 S.E. 25th Avenue
Mineral Wells, TX 76067

Deborah A. Inzer            3,000                               0.13%
Antenna Products Corporation
101 S.E. 25th Avenue
Mineral Wells, TX 76067

Name and Address          Shares Owned Directly                 Percent of
of Beneficial Owners (1)  and Indirectly                        Class (2)
------------------------  ---------------------                 ----------
All directors and         202,012                               8.79%
officers of PHAZAR CORP
as a group (six persons)

Clark D. Wraight  (4)     132,020                               5.74%
301 NW 4th Avenue
Mineral Wells, TX 76067

        (1) The persons named herein have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the Texas laws for personal holding companies, as applicable.

        (2) Based on total outstanding shares of 2,298,337 as of September 2, 2009.

        (3) Sinan Corp., wholly owned by Mr. Havener and his children, owns of record 100,000 of these shares representing 4.35% of the total outstanding shares. Mr. Havener as President of Sinan Corp. has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by Sinan Corp.

        (4) Mr. Wraight owns of record 132,020 of these shares representing 5.74% of the total outstanding shares.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended May 31, 2009; all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders have been filed.



PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                       Page 12 of 34

                             EXECUTIVE COMPENSATION

     The individuals who served as the Company's President, Chief Executive Officer, Chief Financial Officer and Vice President during fiscal year 2009 are referred to as the "named executive officers" throughout this proxy statement.

Compensation Table

     The following table provides certain summary information concerning compensation awarded to, earned by or paid to the Chief Executive Officer and other named executive officers and directors of the Company whose total annual salary exceeded $100,000 (collective, the "named officers") for fiscal year ended May 31, 2009.




                           SUMMARY COMPENSATION TABLE
Name & Principal                                  Annual Compensation
Position
------------------------- ------------- ------------ --------- ----------------
                           Fiscal Year                          Other Annual
                          Ended May 31,  Salary ($)  Bonus ($) Compensation ($)
------------------------- ------------- ------------ --------- ----------------
Garland P. Asher               2009     $117,802(3)  $     0   $  9,380
  President and CEO
------------------------- ------------- ------------ --------- ----------------
James Miles                    2009     $      0     $     0   $24,500(1)
  President and CEO                                            $10,000(2)

                               2008     $      0     $     0   $98,000(1)
                                                               $22,674(2)
------------------------- ------------- ------------ --------- ----------------
Clark D. Wraight               2009     $138,353(3)  $     0   $     0
  Vice President
                               2008     $138,914(3)  $     0   $     0
------------------------- ------------- ------------ --------- ----------------
Deborah A. Inzer               2009     $115,075     $     0   $     0
  Chief Financial Officer
------------------------- ------------- ------------ --------- ----------------
(1)      Director's Fee - Sole Director, Antenna Products Corporation
(2)      Interim Housing Reimbursement
(3)      Annual Compensation - President and CEO, Antenna Products Corporation

Grants of Plan Based Awards

     The following information is provided with regards to equity awards made to each of the named executive officers under our 2006 Incentive Stock Option Plan:

     In 2008, the Board approved options to purchase 30,000 shares of common stock at $5.70 per share to Deborah A. Inzer, Chief Financial Officer. The options are exercisable at a rate of 6,000 shares per year over a five year period. No options have been exercised. The options expire between March 23, 2014 and March 23, 2019, or the earlier of the employee's last day of employment.

PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                       Page 13 of 34

     On September 15, 2008, PHAZAR CORP announced the appointment of Garland P. Asher Chairman, President and Chief Executive Officer for the Company, effective September 9, 2008. Mr. Asher was granted options to purchase 160,000 shares of common stock of the Company under the Company's 2006 Incentive Stock Option Plan at an exercise price of $4.12 per share. The options shall vest and become exercisable contingent upon the Company achieving certain sales and pretax income levels over a six year period.

Potential Payments upon Termination or Control

There are no potential payments upon termination or change of control, other than in the event of a sale or merger of the Company, all vesting of options will be accelerated to the date of closing for each of the named executive officers.

                             AUDIT COMMITTEE REPORT

     PHAZAR CORP has an audit committee, nominating committee and compensation committee, each consisting of three Directors, R. Allen Wahl, James Kenney, and Dennis M. Maunder. Each member of the committees is independent under the rules of the NASDAQ Stock Market.

     The audit committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the committee's composition and meetings. A copy of the charter is available to stockholders on the Company's website, www.phazarcorp.com. The Board of Directors has determined that Dennis Maunder is an "audit committee financial expert" under the rules of the Securities and Exchange Commission. Mr. Maunder is Chairman of the Audit Committee.

     The audit committee held nine meetings in fiscal year 2009 and has:

     o reviewed and discussed the audited financial statements with the Company's management; and

     o discussed with Weaver & Tidwell, L.L.P., independent accountants for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, communication with audit committees, as amended.

     The audit committee has received from Weaver & Tidwell, L.L.P. the written disclosures and the letter required by independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the committee has discussed with Weaver & Tidwell, L.L.P., that firm's independence.

     Based upon these discussions with management and the independent accountants, the audit committee recommended to the Board of Directors of the Company that the audited consolidated financial statements for the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2009 for filing with the Securities and Exchange Commission.







PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                       Page 14 of 34

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

AUDIT FEES

General

     During fiscal year 2009, the Company paid Weaver & Tidwell, L.L.P. fees in the aggregate amount of approximately $77,725. Of this amount, approximately $76,175 were fees for the fiscal year 2008 year end audit and quarterly services for fiscal year 2009.

Financial Information Systems Design and Implementation Fees

     Weaver & Tidwell, L.L.P. did not render any services related to financial information systems design and implementation during fiscal year 2009.

All Other Fees

     Weaver & Tidwell, L.L.P. rendered other services consisting primarily of tax consulting, due diligence assistance and audits of the Company's other entities within the consolidated group for statutory filing purposes. Aggregate fees billed for all other services rendered by Weaver & Tidwell, L.L.P. for fiscal year 2009 were $1,550.


                  SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

     In order for a recommendation to be considered by the Company for the 2010 Annual Meeting of Stockholders, the Company's Corporate Secretary must receive the recommendation no later than 5:00 p.m. local time on June 30, 2010. Such recommendations must be sent via registered, certified or express mail (or other means that allows the stockholder to determine when the recommendation was received by the Company). The Company's Corporate Secretary will send properly submitted stockholder recommendations to the nomination committee for consideration at a future meeting. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the nominating committee.

                               PROXY SOLICITATION

     The cost of soliciting proxies will be borne by the Company including expenses in connection with the preparation and mailing of this proxy statement and all papers, which now accompany or may hereafter supplement it. The solicitation will be made by mail. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses.








PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                       Page 15 of 34

                                VOTING SECURITIES

     A stockholder may revoke a proxy at any time prior to its use. If it is signed properly by the stockholder and is not revoked, it will be voted at the meeting. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR management's nominees listed below under Election of Directors and the ratification of the appointment of Weaver and Tidwell, L.L.P.

     Only stockholders of record at the close of business on September 2, 2009 will be entitled to vote at the meeting. The total number of issued and outstanding shares of common stock of the Company, $0.01 par value, ("Common Stock") as of September 2, 2009 is 2,298,337, shares, each share having one vote. There are no other issued or authorized classes of stock of the Company.

     Only votes cast in person or by proxy will be counted at the meeting. Abstentions, if any, will be reflected in the minutes of the meeting.

                    STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

     A stockholder may communicate directly with the Board of Directors or a committee of the Board of Directors by writing to PHAZAR CORP's Secretary, PHAZAR CORP, 101 SE 25th Avenue, Mineral Wells, Texas 76067. PHAZAR CORP's Secretary will then forward your questions or comments directly to the Board unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature.

     The Secretary will send a written acknowledgement to a stockholder upon receipt of his or her communication submitted in accordance with the provisions set forth in this proxy statement unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature. A stockholder wishing to contact the directors may do so anonymously; however, stockholders are encouraged to provide the name in which PHAZAR CORP's shares of stock are held and the number of such shares held.

     The following communications to the directors will not be considered a stockholder communication: (i) communication from a PHAZAR CORP officer or director; (ii) communication from a PHAZAR CORP employee or agent, unless submitted solely in such employee's or agent's capacity as a stockholder; and
(iii) any stockholder proposal.












PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                       Page 16 of 34

                                  OTHER MATTERS

     The Board of Directors knows of no business other than that set forth in Proposals 1, 2 and 3 of the Notice of Annual Meeting of Stockholders that is expected to be brought before the meeting. However, if any other matters, not now known or determined, come before the meeting, the persons named in the proxy furnished herewith will vote according to their best judgment in the interest of the Company.

     Insofar as any of the information in the Proxy Statement may rest particularly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                                             By Order of the Board of Directors

                                             /s/ Deborah A. Inzer
                                             ----------------------------
                                             Corporate Secretary
                                             September 11, 2009

     Whether or not you plan to attend the meeting, please mark, date and sign the enclosed proxy exactly as your name appears thereon and mail it promptly in the enclosed envelope to:


                                   PHAZAR CORP
                                 Proxy Services
                        %Computershare Investor Services
                                  P O Box 43101
                            Providence RI 02940-5067

























PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                       Page 17 of 34

--------------------------------------------------------------------------------
                                   PHAZAR CORP
                               101 SE 25th Avenue
                           Mineral Wells, Texas 76067
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
 PROXY                 PHAZAR CORP FOR THE ANNUAL MEETING
                               ON OCTOBER 13, 2009

The undersigned hereby constitutes and appoints Garland P. Asher his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of PHAZAR CORP held of record by the undersigned on September 2, 2009, at the Annual Meeting of Stockholders to be held at 10:00 a.m. CDT at law offices of National Depository Office, 405 W. Loop 820 South, Suite 100, Fort Worth, Texas, on Tuesday, October 13, 2009, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified herein, as more fully described in the notice of the meeting dated September 11, 2009 and the proxy statement accompanying such notice.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, EXCEPT AS SET FORTH BELOW, THIS PROXY WILL BE VOTED (I) FOR ALL THE NOMINEES FOR DIRECTOR, (II) FOR THE RATIFICATION AND APPROVAL OF THE APPOINTMENT OF WEAVER AND TIDWELL, LLP AS THE INDEPENDENT AUDITOR, (III) FOR THE RATIFICATION AND APPROVAL OF THE PHAZAR CORP 2009 EQUITY INCENTIVE PLAN, AND
(IV) IN THE DISCRETION OF THE PROXY OR PROXIES, ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.
YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX BUT, YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


                                           VOTE BY MAIL
                                           Mark, sign and  date  your proxy card
                                           and  return  it  in  the postage-paid
                                           envelope  we  have provided or return
                                           it  to  PHAZAR CORP,  Proxy Services,
                                           %Computershare Investor Services, P O
                                           Box 43101, Providence RI 02940-5067

TO VOTE, MARK BLOCKS BELOW IN BLUE OR                      KEEP THIS PORTION FOR
BLACK INK AS FOLLOWS:                                               YOUR RECORDS














PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                       Page 33 of 34

                                                          DETACH AND RETURN THIS
                                                                    PORTION ONLY
 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PHAZAR CORP

    Vote on Directors

    Proposal 1--Election of
    Directors:
                                                        To withhold authority to
                                                        vote for any  individual
    Nominees:     For All Withhold All For All Except   nominee(s), mark
                    |_|          |_|              |_|   "For  All  Except"   and
                                                        write  the  number(s) of
                                                        the  nominee(s)  on  the
                                                        line below.
   1) Garland P. Asher
   2) Gary W. Havener
   3) R. Allen Wahl                                     ------------------------
   4) James Kenney
   5) Dennis M. Maunder
--------------------------------------------------------------------------------


Vote on Proposals                                      For   Against    Abstain

Proposal 2--Approval and ratification of
Weaver and Tidwell, LLP as PHAZAR                      |_|     |_|        |_|
CORP's independent auditor.

Proposal 3--Approval and ratification of PHAZAR        |_|     |_|        |_|
CORP'S 2009 Equity Incentive Plan as adopted by the Board of Directors on April 8, 2009.


Note: Please mark, date and sign this proxy card and return it. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.


                                                Yes      No

Please indicate if you plan to attend this
meeting.                                        |_|     |_|



-----------------------------------    -----------------------------------------
Signature                     Date     Signature (Joint Owners)        Date




PHAZAR CORP
2009 Annual Shareholder Meeting Proxy Notice                       Page 34 of 34